Exhibit 99.1

Nucor Announces Commencement of Private Exchange Offers

CHARLOTTE, N.C. – November 18, 2020—Nucor Corporation (NYSE: NUE) (“Nucor” or the “Company”) today announced the commencement of offers (each, an “Exchange Offer,” and, collectively, the “Exchange Offers”), upon the terms and subject to the conditions set forth in an offering memorandum, dated today (the “Offering Memorandum”), and the related letter of transmittal, dated today (together with the Offering Memorandum, the “Offering Documents”), to certain Eligible Holders (as defined below) to exchange the Company’s outstanding debt securities listed in the table below (collectively, the “Existing Notes”) for consideration consisting of up to $650,000,000 aggregate principal amount (the “New Notes Issuance Limit”) of the Company’s new notes due 2055 (the “New Notes”) and cash. The Company reserves the right, but is not obligated, to increase the New Notes Issuance Limit in its sole discretion without extending the Withdrawal Deadline (as defined below) or otherwise reinstating withdrawal rights.

The following table sets forth each series of Existing Notes included in the Exchange Offers:

CUSIP No.	Title of Security	Principal Amount Outstanding	Acceptance Priority Level	Reference U.S. Treasury Security	Bloomberg Reference Page	Fixed Spread (bps)	Composition of Hypothetical Total Exchange Consideration(1)(2)
							New Notes Amount	Cash Component
670346AH8	6.400% Notes due 2037	$650,000,000	1	1.375% due 8/15/2050	FIT1	85	$1,000	$541.35
670346AN5	5.200% Notes due 2043	$500,000,000	2	1.375% due 8/15/2050	FIT1	95	$1,000	$440.77
670346AQ8	4.400% Notes due 2048	$500,000,000	3	1.375% due 8/15/2050	FIT1	105	$1,000	$329.08

(1)

The Total Exchange Consideration (as defined below and determined as provided herein) is payable in a principal amount of New Notes specified in the table above per $1,000 of aggregate principal amount of the specified series of Existing Notes validly tendered, and not validly withdrawn, as of the Early Participation Deadline (as defined below) and accepted for exchange, and includes the Early Participation Premium (as defined below); provided that if the Total Exchange Consideration exceeds $1,000, the amount of such excess will be paid in cash. The “Early Participation Premium” is equal to $30 of principal amount of the New Notes for each $1,000 principal amount of the applicable series of Existing Notes validly tendered, and not validly withdrawn, at or prior to the Early Participation Deadline and accepted for exchange. The “Cash Component” is the portion of the Total Exchange Consideration, or the Exchange Consideration (as defined below), as applicable, to be paid to holders in cash and is equal to the applicable Total Exchange Consideration for such series of Existing Notes minus $1,000 (subject to the Consideration Adjustment (as defined below)). Eligible Holders who validly tender Existing Notes of any particular series after the Early Participation Deadline, but at or prior to the Expiration Date (as defined below), will receive the Exchange Consideration for such series, which does not include the Early Participation Premium. Both the Total Exchange Consideration and the Exchange Consideration exclude accrued and unpaid interest, which will be payable in cash on Existing Notes accepted for exchange in addition to the Total Exchange Consideration or the Exchange Consideration, as applicable, as provided herein.

(2)

Hypothetical amounts are shown for illustrative purposes only. Actual amounts will be determined on the Price Determination Date (as defined below). Nucor makes no representation with respect to the actual consideration that may be paid, and such amounts may be greater or less than those shown in the above table. The hypothetical Total Exchange Consideration is based on the fixed spread for the applicable series of Existing Notes plus the bid-side yield of the Reference U.S. Treasury Security for that series of Existing Notes appearing on the applicable Bloomberg Reference Page listed in the table above as of 10:00 a.m., New York City time, on November 17, 2020 and assumes an Early Settlement Date (as defined below) of December 7, 2020.

The Exchange Offers are being made, and the New Notes are being offered and will be issued, only (i) to holders of Existing Notes that are “qualified institutional buyers,” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), in a private transaction in reliance upon the exemption from

Nucor Executive Offices: 1915 Rexford Road, Charlotte, North Carolina 28211

Phone 704-366-7000 Fax 704-362-4208 www.nucor.com

Nucor Announces Commencement of Private Exchange Offers (Continued)

the registration requirements of the Securities Act provided by Section 4(a)(2) thereof and (ii) outside the United States, to holders of Existing Notes other than “U.S. persons,” as defined in Rule 902 under the Securities Act, in an offshore transaction in compliance with Regulation S under the Securities Act and that are not acquiring the New Notes for the account or benefit of a U.S. person (“Eligible Holders”).

Subject to the terms and conditions of the Exchange Offers, Nucor will accept for exchange the Existing Notes of any series validly tendered, and not validly withdrawn, in the Exchange Offers in accordance with the applicable “Acceptance Priority Level” (in numerical priority order) of such series as set forth in the table above (each, an “Acceptance Priority Level”), with Acceptance Priority Level 1 being the highest priority level. Subject to the New Notes Issuance Limit, each series of Existing Notes validly tendered in the Exchange Offers that has a higher Acceptance Priority Level will be accepted for exchange before any series of Existing Notes validly tendered in the Exchange Offers that has a lower Acceptance Priority Level. If acceptance of all validly tendered Existing Notes of a series would not result in the issuance of New Notes having an aggregate principal amount in excess of the New Notes Issuance Limit, Nucor will accept all validly tendered Existing Notes of such series. If acceptance of all validly tendered Existing Notes of a series would result in the issuance of New Notes having an aggregate principal amount in excess of the New Notes Issuance Limit (subject to any increase in such New Notes Issuance Limit for the Exchange Offers at Nucor’s discretion), the validly tendered Existing Notes of such series will be accepted subject to proration as described more fully in the Offering Documents, and Existing Notes of any series validly tendered in the Exchange Offers having a lower Acceptance Priority Level will not be accepted for exchange.

All Existing Notes that are validly tendered for exchange at or prior to the Early Participation Deadline and which are not validly withdrawn will have priority over Existing Notes that are tendered for exchange after the Early Participation Deadline, regardless of Acceptance Priority Levels. If the principal amount of Existing Notes validly tendered, and not validly withdrawn, at or prior to the Early Participation Deadline constitutes a principal amount of Existing Notes that, if accepted by Nucor, would result in the Company issuing New Notes having an aggregate principal amount equal to or in excess of the New Notes Issuance Limit, unless Nucor elects, in its sole discretion, to increase the New Notes Issuance Limit, Nucor will not accept any Existing Notes tendered for exchange after the Early Participation Deadline (even if they are of Acceptance Priority Level 1).

The Exchange Offers will expire at 11:59 p.m., New York City time, on December 16, 2020, unless extended by Nucor (such date and time, as it may be extended, the “Expiration Date”). The Total Exchange Consideration and the Exchange Consideration for the Existing Notes and the Fixed Rate Coupon (as defined below) of the New Notes will be determined at 10:00 a.m., New York City time, on December 3, 2020, unless the Early Participation Deadline is extended (such date and time, as it may be extended, the “Price Determination Date”), in which case a new Price Determination Date may be established with respect to the Exchange Offers.

Nucor Executive Offices: 1915 Rexford Road, Charlotte, North Carolina 28211

Phone 704-366-7000 Fax 704-362-4208 www.nucor.com

Nucor Announces Commencement of Private Exchange Offers (Continued)

Tenders of Existing Notes tendered in the Exchange Offers may be validly withdrawn at any time at or prior to 5:00 p.m., New York City time, on December 2, 2020, unless extended by Nucor (such date and time, as it may be extended, the “Withdrawal Deadline”), but will thereafter be irrevocable, except in certain limited circumstances where additional withdrawal rights are required by law.

Upon the terms and subject to the conditions set forth in the Offering Documents, Eligible Holders that validly tender their Existing Notes at or prior to 5:00 p.m., New York City time, on December 2, 2020, unless extended by Nucor (such date and time, as it may be extended, the “Early Participation Deadline”), and do not validly withdraw such tenders at or prior to the Withdrawal Deadline, and whose Existing Notes are accepted for exchange, will receive, for each $1,000 principal amount of Existing Notes tendered and accepted, an aggregate principal amount of the New Notes equal to the Total Exchange Consideration for such Existing Notes as follows: (i) an aggregate principal amount of New Notes equal to (a) the Total Exchange Consideration for such Existing Notes minus (b) the Cash Component and (ii) a cash payment equal to the Cash Component. The Total Exchange Consideration for each series of Existing Notes includes an Early Participation Premium of $30 of principal amount of the New Notes for each $1,000 principal amount of the applicable series of Existing Notes validly tendered, and not validly withdrawn, as of the Early Participation Deadline and accepted for exchange (the “Early Participation Premium”).

Eligible Holders that validly tender their Existing Notes after the Early Participation Deadline, but at or prior to the Expiration Date, and whose Existing Notes are accepted for exchange, will receive, for each $1,000 principal amount of Existing Notes tendered and accepted, Exchange Consideration as follows: (i) an aggregate principal amount of New Notes equal to (a) the Total Exchange Consideration for such Existing Notes minus (b) the Cash Component minus (c) the Early Participation Premium and (ii) a cash payment equal to the Cash Component.

The “Cash Component” is the portion of the Total Exchange Consideration, or the Exchange Consideration, as applicable, to be paid to holders in cash and is equal to the applicable Total Exchange Consideration for such series of Existing Notes minus $1,000 (subject to the Consideration Adjustment).

The “Total Exchange Consideration” for the Existing Notes validly tendered at or prior to the Early Participation Deadline, and not validly withdrawn at or prior to the Withdrawal Deadline, and accepted for exchange, will be equal to the discounted value (calculated in accordance with the formula set forth in Annex A to the Offering Memorandum, as illustrated by the hypothetical Total Exchange Consideration amounts set forth in the table above) on the expected Early Settlement Date or, if there is no Early Settlement Date, the expected Final Settlement Date (as defined below), as applicable, of the remaining payments of principal and interest (excluding accrued interest) per $1,000 principal amount of the Existing Notes to the applicable maturity date or par call date of the Existing Notes, using a yield equal to the sum of: (i) the bid-side yield on the applicable Reference U.S. Treasury Security set forth with respect to each series of Existing Notes in the table above at

Nucor Executive Offices: 1915 Rexford Road, Charlotte, North Carolina 28211

Phone 704-366-7000 Fax 704-362-4208 www.nucor.com

Nucor Announces Commencement of Private Exchange Offers (Continued)

the Price Determination Date plus (ii) the applicable fixed spread set forth with respect to each series of Existing Notes in the table above.

The “Exchange Consideration” for the Existing Notes validly tendered after the Early Participation Deadline, but at or prior to the Expiration Date, and accepted for exchange, will be equal to the Total Exchange Consideration minus the Early Participation Premium.

In addition to the Total Exchange Consideration or the Exchange Consideration, as applicable, Eligible Holders whose Existing Notes are accepted for exchange will be paid accrued and unpaid interest on such Existing Notes to, but excluding, the applicable Settlement Date (as defined below) in cash; provided, however, that, in the event Nucor exercises the Early Settlement Election (as defined below) and there is an Early Settlement Date, the amount of any interest that has accrued on any New Notes to be issued on the Final Settlement Date from, and including, the Early Settlement Date will be deducted, to the extent possible, from the cash payable for accrued interest on the Existing Notes exchanged on the Final Settlement Date.

Nucor may, at its option, elect to increase or decrease the principal amount of New Notes exchangeable for each $1,000 principal amount of the applicable series of Existing Notes tendered and accepted by up to $100 per $1,000 principal amount (the “Consideration Adjustment”). Such adjustments would affect the composition, but not the amount, of the Total Exchange Consideration and the Exchange Consideration for such series of Existing Notes. Nucor expects any such election to be made as of the Price Determination Date.

The New Notes to be issued in the Exchange Offers will bear interest at a rate per annum (the “Fixed Rate Coupon”) equal to (i) the bid-side yield on the 1.375% U.S. Treasury Security due August 15, 2050 at the Price Determination Date (based on the bid-side price indicated on the Bloomberg Reference Page FIT1 at such date and time) and (ii) 1.30% (130 basis points).

The completion of each Exchange Offer is subject to, and conditioned upon, the satisfaction or waiver of certain conditions, including, among other things (i) the requirement that Nucor issues at least $300,000,000 aggregate principal amount of the New Notes in exchange for Existing Notes; (ii) the condition that, as of the Expiration Date (or the date of acceptance, with respect to any Existing Notes accepted for exchange prior to the Expiration Date), the combination of the yield of the New Notes and the Total Exchange Consideration for the applicable series of Existing Notes would not result in such New Notes and such Existing Notes being treated as “substantially different” under Accounting Standards Codification Subtopic 470-50 (Modifications and Extinguishments); (iii) the condition that the consummation of an Exchange Offer and the issuance of the New Notes will constitute a “significant modification” of the Existing Notes for U.S. federal income tax purposes; (iv) with respect to any Existing Notes validly tendered pursuant to the Exchange Offers that will be exchanged on the Final Settlement Date, the condition that Nucor determines that the New Notes, if any, to be issued on the Final Settlement Date in such Exchange Offer will be treated as part of the same issue as the

Nucor Executive Offices: 1915 Rexford Road, Charlotte, North Carolina 28211

Phone 704-366-7000 Fax 704-362-4208 www.nucor.com

Nucor Announces Commencement of Private Exchange Offers (Continued)

New Notes issued on the Early Settlement Date for U.S. federal income tax purposes pursuant to applicable regulations of the U.S. Department of the Treasury; (v) the condition that the cash portion of the aggregate Total Exchange Consideration and Exchange Consideration paid in the Exchange Offers taken as a whole not exceed $450,000,000; and (vi) that nothing has occurred or may occur that would or might, in Nucor’s judgment, be expected to prohibit, prevent, restrict or delay an Exchange Offer or impair the Company from realizing the anticipated benefits of an Exchange Offer. In addition, in Nucor’s sole discretion, subject to applicable law, the Company reserves the right to remove one or more series of Existing Notes from the Exchange Offers if the Company determines, in its reasonable judgment, that the desired accounting and tax treatment will not be achieved, or for any other reason or for no reason.

Following the Early Participation Deadline and before the Expiration Date, if all conditions have been satisfied or waived by Nucor, the Company intends, but is not obligated, to accept for exchange any Existing Notes validly tendered, and not validly withdrawn, at or prior to the Early Participation Deadline (the “Early Settlement Election”). If Nucor exercises the Early Settlement Election and the Company accepts an amount of Existing Notes that will result in the issuance of New Notes having an aggregate principal amount equal to the New Notes Issuance Limit, then the Early Settlement Date will be the only settlement date with respect to the Exchange Offers, and Nucor will not accept any Existing Notes that are tendered pursuant to the Exchange Offers after the Early Participation Deadline.

If Nucor exercises the Early Settlement Election, the settlement date for the Existing Notes validly tendered, and not validly withdrawn, at or prior to the Early Participation Deadline and accepted for exchange (the “Early Settlement Date”) will be promptly following exercise of the Early Settlement Election and is expected to be December 7, 2020, which is the third business day immediately following the Early Participation Deadline. If Nucor has not exercised the Early Settlement Election or the Company has not issued on the Early Settlement Date an aggregate principal amount of the New Notes equal to the New Notes Issuance Limit, and if, as of the Expiration Date, all conditions have been satisfied or waived by Nucor, the settlement date for all Existing Notes that are validly tendered, and not validly withdrawn, at or prior to the Expiration Date and accepted for exchange and not exchanged on the Early Settlement Date will be promptly following the Expiration Date (the “Final Settlement Date”). The Final Settlement Date, if any, is expected to be December 18, 2020, which is the second business day immediately following the Expiration Date. Each of the Early Settlement Date and the Final Settlement Date is referred to as a “Settlement Date.”

The complete terms of the Exchange Offers are described in the Offering Documents. Subject to applicable law, Nucor may amend, extend or terminate each Exchange Offer individually at any time prior to the Expiration Date.

If and when issued, the New Notes will not have been registered under the Securities Act or any state securities laws. Accordingly, the New Notes may not be offered or sold in the United States or to any U.S.

Nucor Executive Offices: 1915 Rexford Road, Charlotte, North Carolina 28211

Phone 704-366-7000 Fax 704-362-4208 www.nucor.com

Nucor Announces Commencement of Private Exchange Offers (Continued)

persons absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any applicable state securities laws. Nucor will enter into a registration rights agreement with respect to the New Notes providing for certain registration rights with respect to the New Notes as described in the Offering Documents.

Documents relating to the Exchange Offers will only be made available to holders of the Existing Notes that complete and return the letter of eligibility confirming that they are Eligible Holders. Holders of the Existing Notes may complete and submit an eligibility certification online at www.dfking.com/nucor or contact D.F. King & Co., Inc., the information agent for the Exchange Offers, at (800) 761-6521 (U.S. Toll Free), (212) 269-5550 (Collect) or nucor@dfking.com.

This news release is not an offer to sell or a solicitation of an offer to buy any security. The Exchange Offers are being made solely by the Offering Documents and only to such persons and in such jurisdictions as is permitted under applicable law.

About Nucor

Nucor and its affiliates are manufacturers of steel and steel products, with operating facilities in the United States, Canada and Mexico. Products produced include: carbon and alloy steel — in bars, beams, sheet and plate; hollow structural section tubing; electrical conduit; steel piling; steel joists and joist girders; steel deck; fabricated concrete reinforcing steel; cold finished steel; precision castings; steel fasteners; metal building systems; steel grating; and wire and wire mesh. Nucor, through The David J. Joseph Company, also brokers ferrous and nonferrous metals, pig iron and hot briquetted iron / direct reduced iron; supplies ferro-alloys; and processes ferrous and nonferrous scrap. Nucor is North America’s largest recycler.

Forward-Looking Statements

Certain statements contained in this news release are “forward-looking statements” that involve risks and uncertainties. The words “anticipate,” “believe,” “expect,” “project,” “may,” “will,” “should,” “could” and similar expressions are intended to identify those forward-looking statements. These forward-looking statements reflect the Company’s best judgment based on current information, and, although the Company bases these statements on circumstances that it believes to be reasonable when made, there can be no assurance that future events will not affect the accuracy of such forward-looking information. As such, the forward-looking statements are not guarantees of future performance, and actual results may vary materially from the projected results and expectations discussed in this news release. Factors that might cause the Company’s actual results to differ materially from those anticipated in forward-looking statements include, but are not limited to: (1) competitive pressure on sales and pricing, including pressure from imports and substitute materials; (2) U.S. and foreign trade policies affecting steel imports or exports; (3) the sensitivity of the results of Nucor’s operations to prevailing steel prices and changes in the supply and cost of raw materials, including pig iron, iron ore and scrap steel; (4) market demand for steel products, which, in the case of many

Nucor Executive Offices: 1915 Rexford Road, Charlotte, North Carolina 28211

Phone 704-366-7000 Fax 704-362-4208 www.nucor.com

Nucor Announces Commencement of Private Exchange Offers (Continued)

of Nucor’s products, is driven by the level of nonresidential construction activity in the United States, as well as prevailing domestic prices for oil and gas; (5) energy costs and availability; and (6) the impact of the COVID-19 pandemic. These and other factors are discussed in Nucor’s regulatory filings with the Securities and Exchange Commission, including those in “Item 1A. Risk Factors” of Nucor’s Annual Report on Form 10-K for the year ended December 31, 2019 and in “Item 1A. Risk Factors” of Nucor’s Quarterly Reports on Form 10-Q for the quarters ended April 4, July 4 and October 3, 2020. The forward-looking statements contained in this news release speak only as of this date, and Nucor does not assume any obligation to update them, except as may be required by applicable law.

Contact Information

For Investor/Analyst Inquiries - Paul Donnelly, 704-264-8807, or Gregg Lucas, 704-972-1841

For Media Inquiries - Katherine Miller, 704-353-9015

Nucor Executive Offices: 1915 Rexford Road, Charlotte, North Carolina 28211

Phone 704-366-7000 Fax 704-362-4208 www.nucor.com